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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70752

                             AXA PREMIER FUNDS TRUST

                      SUPPLEMENT DATED JUNE 14, 2002 TO THE
          PROSPECTUS DATED DECEMBER 14, 2001, AS REVISED APRIL 3, 2002


This Supplement updates and corrects certain information contained in the above-referenced Prospectus of AXA Premier Funds Trust ("Trust"). You may obtain an additional copy of the Prospectus or the Trust's Statement of Additional Information ("SAI"), free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.


           INFORMATION REGARDING ELIGIBLE PURCHASERS OF CLASS Z SHARES


The information provided below supplements information regarding eligible purchasers of Class Z shares located under the heading "Class Z Shares" (p. 32 of Prospectus) in the section entitled "Fund Services - How Sales Charges are Calculated."


   You may be eligible to purchase Class Z shares if you are an employee of AXA Financial, Inc. or an immediate family member of such employee. The minimum investment amount for purchasing Class Z shares is waived for employees of AXA Financial, Inc. and their immediate family members.


      INFORMATION REGARDING REDUCING SALES CHARGES THROUGH LETTER OF INTENT


The information provided below supplements information regarding reducing sales charges through the use of "Letter of Intent" located under the heading "Class A, B or C Shares - Reducing Sales Charges" (p. 34 of Prospectus) in the section entitled "Fund Services - Ways to Reduce or Eliminate Sales Charges."


   Letter of Intent allows you to purchase Class A shares or Class B shares of an AXA Premier Fund over a 13-month period but pay sales charges as if you had purchased all Class A shares or Class B shares at once. This program can save you money if you plan to invest $50,000 or more in Class A shares or $250,000 or more in Class B shares. Purchases across share classes may not be used in meeting your letter of intent. If following the expiration of the 13-month period, the total amount of shares purchased does not equal the amount stated in the letter of intent, the applicable sales charges will be imposed on the actual amount of shares purchased.


      INFORMATION REGARDING INDIVIDUALS ELIGIBLE TO PURCHASE CLASS A SHARES
                     WITHOUT FRONT-END SALES CHARGE OR CDSC


The information provided below supplements information regarding certain individuals and institutions to whom Class A shares may be offered without a front-end sales charge or a CDSC located under the heading "Eliminating Sales Charges and the CDSC" (p. 34 of Prospectus) in the section entitled "Fund Services - Ways to Reduce or Eliminate Sales Charges."


   Class A shares may be offered without a front-end sales charge or a CDSC to representatives and employees, or their immediate family members, of brokers and other intermediaries that have entered into dealer or other selling arrangements with AXA Distributors, LLC.


                           AXA PREMIER TECHNOLOGY FUND


The past performance information (as shown on Appendix-8) for Alliance Capital Management L.P. ("Alliance Capital"), as represented by Alliance Capital's Alliance Technology Fund (Class C shares), for the 1-year period ended December 31, 2001, should read (26.43%) or negative 26.43%.


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                             AXA PREMIER FUNDS TRUST

                        SUPPLEMENT DATED JUNE 14, 2002 TO
        THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 14, 2001,
                            AS REVISED APRIL 3, 2002


This Supplement updates certain information contained in the above-referenced Statement of Additional Information ("SAI") of AXA Premier Funds Trust ("Trust"). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.


      INFORMATION REGARDING REDUCING SALES CHARGES THROUGH LETTER OF INTENT


The information provided below supplements information regarding reducing sales charges through the use of "Letter of Intent" located under the heading "Letter of Intent - Class A Shares" (p. 40 of SAI) in the section entitled "Reduced Sales Charges, Additional Exchange and Redemption Information and Other Services."


   Letter of Intent - Class A Shares and Class B Shares. The Letter of Intent program allows you to purchase Class A shares or Class B shares of any Fund over a 13-month period but pay sales charges as if you had purchased all Class A shares or Class B shares at once. This program can save you money if you plan to invest $50,000 or more in Class A shares or $250,000 or more in Class B shares. Investors may obtain a form of a Letter of Intent ("Letter") from PFPC. Under a Letter, purchases of Class A shares or Class B shares of a Fund made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of 5% of the intended investment must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $50,000 for Class A shares and $250,000 for Class B shares), the investor will be notified of the sales charges applicable to the shares actually purchased under the Letter and, in the case of Class A shares, must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Additionally, if shares purchased pursuant to a Letter are redeemed early (i.e., if the total amount of shares purchased does not equal the amount stated in the Letter), the shares will be redeemed according to the applicable sales charge based on the actual number of shares purchased on the redemption date. Class A shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. Purchases across share classes may not be used in meeting the Letter.